EXHIBIT 10.66
















                                LEASE RECEIVABLES
                         SALE AND CONTRIBUTION AGREEMENT

                           Dated as of August 19, 1998

                                     Between

                        CAI LEASE SECURITIZATION-II CORP.

                                  as the Buyer

                                       and

                     CAPITAL ASSOCIATES INTERNATIONAL, INC.

                                as the Originator






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                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----


                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01.  Certain Defined Terms...........................................1
SECTION 1.02.  Other Terms.....................................................5
SECTION 1.03.  Computation of Time Periods.....................................5

                                   ARTICLE II
                       AMOUNTS AND TERMS OF THE PURCHASES

SECTION 2.01.  Agreement to Purchase...........................................5
SECTION 2.02.  Making Purchases from the Originator............................6
SECTION 2.03.  Security Deposits and Taxes.....................................7
SECTION 2.04.  Collections.....................................................7
SECTION 2.05.  Transfer of Records to the Buyer................................7
SECTION 2.06.  Perfection of Liens; Further Assurances.........................8

                                  ARTICLE III
                             CONDITIONS OF PURCHASES

SECTION 3.01.  Conditions Precedent to Initial Purchase........................8
SECTION 3.02.  Conditions Precedent to All Purchases...........................8
SECTION 3.03.  Effect of Payment of Purchase Price.............................9

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Representations and Warranties of the Originator................9

                                   ARTICLE V
                       GENERAL COVENANTS OF THE ORIGINATOR

SECTION 5.01.  Affirmative Covenants of the Originator........................12
SECTION 5.02.  Reporting Requirements of the Originator.......................13
SECTION 5.03.  Negative Covenants of the Originator...........................13



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                                   ARTICLE VI
                          ADMINISTRATION AND COLLECTION

SECTION 6.01.  Designation of Servicer........................................14

                                  ARTICLE VII
                          INDEMNIFICATION; REPURCHASES

SECTION 7.01.  Indemnities by the Originator..................................15
SECTION 7.02.  Repurchase of Lease Receivables................................16

                ARTICLE VIII
                MISCELLANEOUS

SECTION 8.01.  Amendments, Etc................................................16
SECTION 8.02.  Notices, Etc...................................................17
SECTION 8.03.  No Waiver; Remedies............................................17
SECTION 8.04.  Binding Effect; Assignability..................................17
SECTION 8.05.  GOVERNING LAW; CONSENT TO JURISDICTION;
                         WAIVER OF JURY TRIAL.................................18
SECTION 8.06.  Costs, Expenses and Taxes......................................18
SECTION 8.07.  Execution in Counterparts; Severability........................19
SECTION 8.08.  No Proceedings.................................................19


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                LEASE RECEIVABLES SALE AND CONTRIBUTION AGREEMENT
                           Dated as of August 19, 1998


         CAI  LEASE   SECURITIZATION-II   CORP.,  a  Delaware  corporation  (the
"Buyer"), and CAPITAL ASSOCIATES INTERNATIONAL, INC., a Colorado corporation (as the "Originator"), agree as follows:

         PRELIMINARY STATEMENTS.

         (1) The Originator is in the business of leasing, financing and providing associated services with respect to equipment;

         (2) The Buyer is a special-purpose subsidiary of the Originator established to purchase and otherwise acquire Lease Receivables, related Equipment and other related Purchased/Contributed Assets;

         (3) The Originator wishes from time to time to offer to sell or contribute as capital to the Buyer Lease Receivables, related Equipment and other related Purchased/Contributed Assets; and

         (4) The Buyer desires to procure such Lease Receivables, related Equipment and other related Purchased/Contributed Assets from the Originator.

         NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE 1.

                                   DEFINITIONS

         SECTION a. CERTAIN DEFINED TERMS. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Credit Agreement defined below. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "AGENT" means Key Corporate Capital Inc., a Michigan corporation, in its capacity as "Agent" for the Lenders pursuant to the Credit Agreement, together with its successors and assigns.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or public holiday or the equivalent for banks in New York City, Denver, Colorado or Cleveland, Ohio.

         "COLLECTIONS" means all cash collections and other cash proceeds of a Purchased Lease Receivable and all related Remarketing Proceeds, including, without limitation, all cash proceeds of Related Security and other related Purchased/Contributed Assets with respect to such Purchased Lease Receivable and the Repurchase Price received with respect to each Lease Receivable repurchased by the Originator under SECTION 7.02; provided, that Collections shall not

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include any cash  collections  or cash proceeds that have been paid with respect to a Lease prior to the first day of the month in which it became a Purchased/Contributed Asset.

         "CREDIT AGREEMENT" means that certain Credit Agreement dated as of August 19, 1998, among the Buyer, as borrower, the Originator, as servicer, Concord Minuteman Capital Company, LLC as senior lender, Key Corporate Capital, Inc., as junior lender, residual lender and as the Agent.

         "DOL" means the United States Department of Labor and any successor department or agency.

         "ELIGIBLE LEASE RECEIVABLE" means, at any time, a Lease Receivable which would be an "Eligible Lease Receivable" under the Credit Agreement.

         "EQUIPMENT" means any equipment leased or financed by the Originator as lessor together with all additions, replacements, substitutions, parts, repairs, accessories, accessions or attachments to such equipment; and, to the extent added pursuant to an addendum to the related Lease, upgrades to such equipment.

         "LEASE" means a contract in the form of a lease, installment sales contract, unsecured promissory note, promissory note/security agreement or other similar type of chattel paper pursuant to which the Originator leases Equipment to or finances the acquisition of Equipment by an Obligor.

         "LEASE RECEIVABLE" means, with respect to any Lease at any time, any Periodic Installments of Rent then or thereafter payable by the Obligor under such Lease, or any supplemental or additional payment, if any, required by the terms of such Lease with respect to insurance, maintenance, ancillary products and services and other specific charges, excluding any such payments or charges which constitute sales or use taxes, personal property taxes, or the price for a purchase option.

         "OBLIGOR" means a Person obligated to make payments on a Lease Receivable pursuant to a Lease.

         "OBLIGOR UCC FILING REQUIREMENT" means, with respect to any Lease, that the Originator has obtained appropriate UCC financing statements (Form UCC-1) executed by the Obligor of such Lease which UCC financing statements have been filed in all applicable jurisdictions, so that, if such Lease is a Finance Lease, the Originator would reasonably be expected to have a first priority perfected security interest in the Equipment subject to such Lease.

         "PERIODIC INSTALLMENTS OF RENT" means, with respect to any Lease, the aggregate amount of rent installments payable by the Obligor under such Lease, excluding however, (i) all interim rents and (ii) all supplemental or additional payments, if any, required by the terms of such Lease with respect to sales and use taxes, personal property taxes, insurance, maintenance, purchase option payments, ancillary products and services and other specific charges.

         "PERMITTED ENCUMBRANCE" means any of the following:

                                       -2-

                  (a) liens, charges or other encumbrances for taxes and assessments (i) which are not yet due and payable or (ii) the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Originator, as applicable, is maintaining adequate reserves in accordance with generally accepted accounting principles;

                  (b) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Originator shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

                  (c) liens, charges or other encumbrances or priority claims incidental to the conduct of business or the ownership of properties and assets (including mechanics', carriers', repairers', warehousemen's and attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, PROVIDED in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings the effect of which is to stay the enforcement of any such lien, charge or encumbrance; and

                  (d) with respect to Equipment, the interest of an Obligor in such Equipment under the related Lease.

         "PURCHASE" has the meaning assigned to that term in SECTION 2.01.

         "PURCHASE DATE" means each "Settlement Date" under the Credit Agreement on which the Originator has requested in writing that a Purchase occur hereunder.

         "PURCHASE PRICE" has the meaning assigned to that term in SECTION 2.02.

         "PURCHASED/CONTRIBUTED ASSETS" means, at any time, all then outstanding Purchased Lease Receivables, the Lease and Equipment related thereto, Related Security with respect to such Purchased Lease Receivables and Collections with respect to, and other proceeds of, such Purchased Lease Receivables, including, without limitation, all Collections of Purchased Lease Receivables relating to payments due thereunder at any time during the month in which such Lease Receivable became a Purchased Lease Receivable.

         "PURCHASED LEASE RECEIVABLE" means any Lease Receivable which is listed in a Sale Notice at any time hereafter submitted to and accepted by the Buyer pursuant to SECTION 2.02, whether purchased by the Buyer or contributed to the capital of the Buyer. Once a Lease Receivable appears on any such Sale Notice, and has been accepted by the Buyer, it shall remain a Purchased Lease Receivable; PROVIDED, HOWEVER, that with respect to any Lease Receivable that is repurchased by the Originator pursuant to SECTION 7.02, following the Buyer's receipt of the Repurchase Price for such Lease Receivable, "PURCHASED LEASE RECEIVABLE" shall not include the Lease Receivable so repurchased.

                                      -3-

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         "RECORDS"  means all Leases and other  documents,  books,  records  and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights)
maintained  by  the   Originator   with  respect  to  Leases   included  in  the
Purchased/Contributed Assets and the related Obligors and Equipment.

         "RELATED SECURITY" means with respect to any Lease:

                  (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of the Lease Receivable arising under such Lease, whether pursuant to such Lease or otherwise;

                  (ii) the assignment to the Buyer of all UCC financing statements or other filings covering any collateral securing payment of the Lease Receivable arising under such Lease;

                  (iii) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Lease Receivable arising under such Lease whether pursuant to such Lease or otherwise;

                  (iv) all of the Originator's right, title and interest in and to any proceeds of the sale or lease of Equipment that was repossessed from or returned by an Obligor of a Lease Receivable that was the subject of such Lease;

                  (v)  all Records related to such Lease; and

                  (vi) all proceeds of the foregoing.

         "REPURCHASE PRICE" means, with respect to a Lease Receivable, an amount equal to the Purchase Price attributable to such Lease Receivable recalculated as if the date of Repurchase were the "PURCHASE DATE" and using the same assumptions for such Lease Receivable as were used in connection with its original acquisition.

         "SALE NOTICE" has the meaning assigned to that term in Section 2.02.

         "TERMINATION DATE" has the meaning assigned to the term "Termination Date" in the Credit Agreement.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         SECTION 1.02. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.


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         SECTION 1.03.  COMPUTATION OF TIME PERIODS.  Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."


                                   ARTICLE II.

                       AMOUNTS AND TERMS OF THE PURCHASES


         SECTION 2.01. AGREEMENT TO PURCHASE. Prior to the Termination Date and subject to the conditions of this Agreement, the Buyer shall, on each Purchase Date, purchase, or agree to have contributed to it, all the Originator's right, title and interest in and to the Lease Receivables arising under the Leases described in the Sale Notice for such Purchase Date, together with all right, title and interest of Originator in and to the Purchased/Contributed Assets related thereto, including, without limitation, the Equipment related thereto (each, a "Purchase"), from the Originator on the terms hereof.

                  (b) Although the parties hereto intend that each transfer made hereunder shall constitute a sale of chattel paper with respect to Purchased Lease Receivables and related Leases, and a capital contribution of the other related Purchased/Contributed Assets, to protect the Buyer in the event that, contrary to the express intent of the parties hereto, the transactions contemplated hereunder are characterized as loans from the Buyer to the Originator, the Originator hereby pledges, grants a security interest in and assigns to the Buyer, all of the Originator's right and title to and interest in the Purchased Lease Receivables and the other Purchased/Contributed Assets as security for such loans and for the payment and performance of all obligations of the Originator hereunder. The foregoing pledge, grant of a security interest and assignment from Originator to Buyer is an unconditional, present pledge, grant of a security interest in, and assignment of the Purchased Lease Receivables and the other Purchased/Contributed Assets.

         SECTION 2.02.  MAKING PURCHASES FROM THE ORIGINATOR.

                  (a) At least 10 Business Days before each Purchase Date, the Originator shall give the Buyer, the Servicer and the Agent written notice of the Purchase to occur on such date (in each case, a "SALE NOTICE") including (i) a schedule listing all Leases and related Equipment subject to such Purchase (which shall only include Lease Receivables that are Eligible Lease
Receivables), (ii) a list of Related Security with respect to such Lease Receivables (to the extent such information is available to Buyer after reasonable diligence), (iii) the amortization schedule (in the aggregate) of the Lease Receivable arising under such Leases, and (iv) the applicable Purchase Price Discount Rate (as hereinafter defined),

                  (b) The purchase price (the "PURCHASE PRICE") payable for the Purchased/Contributed Assets transferred to the Buyer on any Purchase Date shall be an amount equal to the aggregate present values of the aggregate amount of the remaining Periodic Installments of Rent under each Lease listed in the related Sale Notice, with such aggregate amount discounted to present value using the Purchase Price Discount Rate applicable on such Purchase Date and a

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payment schedule of the first day of each month commencing with the first day of the month in which the Purchase Price is calculated. "PURCHASE PRICE DISCOUNT RATE" means, for purposes of the foregoing calculation, the rate set forth in each Sale Notice (and agreed to by the Buyer), which rate is a reflection of actual historical losses of the Originator with respect to similar Leases (taking into account, among other things, the credit quality of the Obligors, the type of Equipment and the remaining term on the Leases) and the anticipated carrying costs of the Buyer (which may include a weighted average of the Senior Discount Rate and the Junior Discount Rate).

                  (c) Except as otherwise provided below in this SECTION 2.02, the Purchase Price for the Purchased/Contributed Assets sold by the Originator under this Agreement shall be payable in full in cash by the Buyer, in each case on the applicable Purchase Date, except that the Buyer may, with respect to any Purchase, offset against such Purchase Price any amounts owed by the Originator to the Buyer hereunder with respect to repurchase obligations which remain unpaid. On the date of each Purchase, the Buyer shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Originator the portion of the Purchase Price payable in cash referred to above in same day funds.

                  (d) Notwithstanding SECTION 2.02(c) above, if, on any Purchase Date, the Buyer has insufficient funds to pay in full the Purchase Price owed on such day, then the Originator shall be deemed to have contributed to the capital of the Buyer Purchased/Contributed Assets having a Purchase Price equal to the portion of the total Purchase Price owed on such day which is not paid in cash.

         SECTION 2.03.   Security Deposits and Taxes.

                  (a) The amount of any security deposits received by Originator attributable to any Lease included in any Sale Notice shall be held by Originator and either returned to the Obligor or applied to the Obligor's lease obligations by remitting to Buyer, both in accordance with the terms of such Lease.

                  (b) (i) The amount of any sales or use taxes or personal property taxes attributable to any Lease, Lease Receivable, Equipment or other Purchased/Contributed Asset received by Originator with respect to any Lease included in a Sale Notice, and not yet applied to payment of such taxes, shall be held by Originator in trust in its segregated tax account and applied to the payment of such taxes before the same becomes delinquent.

                       (ii) The amount of any sales or use taxes or personal property taxes attributable to any Lease, Lease Receivable, Equipment or other Purchased/Contributed Asset paid by an Obligor after the Purchase Date for such property, shall be held by Buyer (either by Buyer or through its agents, including Servicer) in trust in a segregated tax account on behalf of the Obligor to be applied to the payment of such taxes before the same becomes delinquent.

                  (c) (i) The amount of any insurance premiums attributable to any Lease, Lease Receivable, Equipment or other Purchased/Contributed Asset received by Originator with respect to any Lease included in a Sale Notice, and not yet applied to payment of such insurance premiums, shall be held by Originator in trust and applied to the payment of insurance premiums before the same becomes delinquent.

                       (ii) The amount of any insurance premiums attributable to any Lease, Lease Receivable, Equipment or other Purchased/Contributed Asset paid by an Obligor after the Purchase Date for such property, shall be held by Buyer (either by Buyer or through its agents, including Servicer) in trust on behalf of the Obligor to be applied to the payment of such insurance premiums before the same becomes delinquent.

         SECTION 2.04. COLLECTIONS. Any Collections received (or deemed to have been received) by the Originator shall be held in trust by Originator for the benefit of the Buyer and shall be remitted directly to the Buyer by depositing such Collections in the Lockbox Account within two Business Days of Originator's knowledge of receipt thereof.

         SECTION 2.05. TRANSFER OF RECORDS TO THE BUYER.

                  (a) In connection with the Purchases of Lease Receivables and related Purchased/Contributed Assets hereunder, the Originator hereby sells, transfers, assigns and otherwise conveys to the Buyer all of the Originator's right and title to and interest in the Records relating to all Purchased Lease Receivables, and the Leases and Equipment included in the Purchased/Contributed Assets, without the need for any further documentation in connection with any Purchase. In furtherance of the foregoing, the Originator hereby grants to the Buyer and its agents, including the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by the Originator to account for the Purchased Lease Receivables and related Purchased/Contributed Assets, to the extent necessary to administer such assets, whether such software is owned by the Originator or is owned by others and used by the Originator under license agreements with respect thereto. The license granted hereby shall be irrevocable, and shall terminate upon the termination of this Agreement.

                  (b) The Originator shall take such action reasonably requested by the Buyer and/or the Servicer, from time to time hereafter, that may be necessary or appropriate, including the transfer of certain Records to the Custodian as provided in SECTION 5.01(d), to ensure that Buyer has (i) access to, and an enforceable and ownership interest in, the Records relating to the Purchased Lease Receivables and related Purchased/Contributed Assets and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Purchased Lease Receivables and related Purchased/Contributed Assets and/or to recreate such Records.

         SECTION 2.06. PERFECTION OF LIENS; FURTHER ASSURANCES.

                  (a) Upon the request of the Buyer, the Originator shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action (including, without limitation, the execution and filing of such financing or continuation statements, or amendments thereto or assignments thereof), that may be necessary or desirable, or that the Buyer may request, in order to (i) assure compliance with the Obligor UCC Filing Requirement and (ii) perfect and protect any ownership or security interest granted or purported to be granted to the Buyer hereunder or to enable the Buyer to exercise and enforce its rights and remedies hereunder with respect to any

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Purchased/Contributed Assets. The Originator hereby authorizes the Buyer to file one or more continuation statements, amendments and/or assignments of financing statements, relative to all or any part of the Purchased/Contributed Assets now existing or hereafter arising without the signature of the Originator where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased/Contributed Assets or any part thereof shall be sufficient as a financing statement. The Originator will furnish to the Buyer from time to time statements and schedules further identifying and describing the Purchased/Contributed Assets and such other reports in connection with the Purchased/Contributed Assets as the Buyer may reasonably request, all in reasonable detail.

                  (b) The Originator shall mark its master data processing records evidencing the Purchased Lease Receivables and related Leases with a legend, acceptable to the Buyer, evidencing that the Buyer has acquired the ownership thereof as provided in this Agreement. If the Originator fails to perform any of its agreements or obligations under this Agreement, the Buyer may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Buyer incurred in connection therewith shall be payable by the Originator upon the Buyer's demand therefor; PROVIDED, HOWEVER, prior to taking any such action, the Buyer shall give notice of such intention to the Originator and provide the Originator with a reasonable opportunity to take such action itself.


                                   ARTICLE 3.

                             CONDITIONS OF PURCHASES

         SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial Purchase shall be subject to the condition precedent that the Credit Agreement shall have become effective and all conditions precedent to the initial Advances thereunder shall have been satisfied or waived in accordance with the terms thereof.

         SECTION 3.02. CONDITIONS PRECEDENT TO ALL PURCHASES. Each Purchase (including the initial Purchase) by the Buyer from the Originator shall be subject to the further conditions precedent that (a) with respect to any such Purchase, no later than 10 Business Days prior to the date of such Purchase, the Originator shall have delivered to the Buyer, in form and substance satisfactory to the Buyer, a completed Sale Notice containing the information set forth in
SECTION 2.02(a) hereof and such additional information as may be reasonably requested by the Buyer and (b) on the date of such Purchase the representations and warranties contained in SECTION 4.01 are correct in all material respects on and as of such day as though made on and as of such date, and the Originator by accepting the cash portion of the Purchase Price shall be deemed to have certified thereto.

         SECTION 3.03. EFFECT OF PAYMENT OF PURCHASE PRICE. Upon the payment of the Purchase Price for any Purchase (whether in cash or through a capital contribution), title to the Purchased Lease Receivables and the related Purchased/Contributed Assets shall vest in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied.

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                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. The Originator represents and warrants as follows:

                  (a) DUE INCORPORATION AND GOOD STANDING. The Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would materially adversely affect the ability of the Originator to perform its obligations hereunder.

                  (b) DUE AUTHORIZATION AND NO CONFLICT. The execution, delivery and performance by the Originator of this Agreement and the transactions contemplated hereby are within the Originator's corporate powers, have been duly authorized by all necessary corporate action on the part of the Originator, do not contravene (i) the Originator's charter or by- laws, (ii) any law, rule or regulation applicable to the Originator, (iii) any material contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other material agreement or instrument binding on the Originator or its property or (iv) any material order, writ, judgment, award, injunction or decree binding on the Originator or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other material agreement binding on the Originator or its property (other than in favor of the Buyer as contemplated hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement has been duly executed and delivered on behalf of the Originator.

                  (c) GOVERNMENTAL CONSENT. To the Originator's knowledge, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originator of this Agreement or any other agreement, document or instrument to be delivered hereunder, except for filings under the UCC.

                  (d)  ENFORCEABILITY  OF  FACILITY  DOCUMENTS.  This  Agreement
constitutes the legal, valid and binding obligation of the Originator enforceable against the Originator in accordance with its terms, subject to the Enforceability Exceptions.

                  (e) NO LITIGATION. There are no actions, suits or proceedings pending, or to the knowledge of the Originator threatened in writing, against the Originator or any of its subsidiaries, or the property of the Originator or any of its subsidiaries, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of this Agreement or any action to be taken by the Originator in connection, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement. The Originator is not in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies that would not reasonably be expected to have a material adverse effect on the interests of the Buyer in the Purchased/Contributed Assets or on the ability of the Originator to consummate the transactions contemplated by this Agreement.

                  (f) USE OF PROCEEDS. No proceeds of any Purchase will be used by the Originator to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (g) PERFECTION OF INTEREST IN PURCHASED/CONTRIBUTED ASSETS. Prior to the Buyer's Purchase and/or acquisition of each Purchased/Contributed Asset hereunder, each Purchased Lease Receivable shall, together with the related Purchased/Contributed Assets, be owned by the Originator free and clear of any Adverse Claim except as provided herein or arising as a result of any action taken by the Buyer or any assignee thereof, and upon each Purchase, the Buyer shall acquire a valid and perfected first priority ownership interest in each Purchased Lease Receivable then existing or thereafter arising and ownership of the Related Security, Collections and Equipment with respect thereto, in each case free and clear of any Adverse Claim except as provided herein or arising as a result of any action taken by the Buyer or any assignee thereof. Ownership of the Purchased Lease Receivable and the related Purchased/Contributed Assets shall be transferred to Buyer in accordance with applicable state law, including without limitation, delivery of all chattel paper related to such Purchased/Contributed Asset to the Collateral Custodian on behalf of Buyer, filing of any UCC financing statements under Article 9 of the Uniform Commercial Code as it relates to sales of accounts and of chattel paper, and bills of sale for the related Equipment. No effective financing statement or other instrument similar in effect filed by or permitted to be filed by the Originator covering any Purchased Lease Receivable, the Related Security, Collections or, the other Purchased/Contributed Assets with respect thereto shall at any time be on file in any recording office except as such may be filed in favor of the Buyer or its assignees in accordance with this Agreement and, with respect to the related Equipment, against the related Obligor in favor of the Originator.

                  (h) ACCURACY OF INFORMATION. No Sale Notice or other written information or reports (if prepared by the Originator) furnished or to be furnished by the Originator to the Buyer in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Buyer, as the case may be, at such time) as of the date so furnished.

                  (i) LOCATION OF CHIEF EXECUTIVE OFFICE AND RECORDS. The chief place of business and chief executive office of the Originator are located at the address of the Originator referred to in SECTION 8.02 hereof and the locations of the offices where the Originator keeps all the Records are listed on EXHIBIT A (or at such other locations, notified to the Buyer in accordance with SECTION 5.01(e), in jurisdictions where all action required by SECTION 2.06 and SECTION 6.02 has been taken and completed).

                  (j)  LOCKBOX  ACCOUNT.  Each  Obligor  of  a  Purchased  Lease
Receivable has been instructed to remit payment on the Purchased Lease Receivables to the Lockbox Account. The bank at which the Lockbox Account is maintained is the only bank to which Obligors are instructed to remit Collections of Purchased Lease Receivables.

                  (k) NO TRADE NAMES. Except as described in Exhibit B, the Originator has no trade names, fictitious names, assumed names or "doing business as" names.

                  (l) DOCUMENTS. This Agreement is the only agreement pursuant to which the Buyer purchases and receives contributions of Leases, Lease Receivables and any other accounts receivable from the Originator, and the Facility Documents represent all material agreements between Capital Associates International, Inc., as Originator, Servicer or otherwise and the Buyer. Except as otherwise expressly provided in ss. 7.02, all such assets are transferred without recourse to the Originator.

                  (m) TAXES. The Originator has filed or caused to be filed all Federal, and all material state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes before such taxes became delinquent, other than any taxes or assessments the validity of which are being contested in good faith by appropriate proceedings.

                  (n) SOLVENCY. The Originator is not "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code).

                  (o) OWNERSHIP OF THE BUYER. One hundred percent (100%) of the outstanding capital stock of the Buyer is directly owned (both beneficially and of record) by the Originator. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Buyer.

                  (p) NO FRAUDULENT CONVEYANCE. The transactions contemplated by this Agreement and by each of the Facility Documents are being consummated by the Originator in furtherance of the Originator's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors.

                  (q) SOFTWARE. Each of the Buyer and the Servicer, as assignee of the Buyer, has (or will have, concurrently with the effectiveness hereof) an enforceable right (whether by license, sublicense or assignment) to use all of the computer software used to account for the Purchased Lease Receivables and other Purchased/Contributed Assets to the extent necessary to administer the Purchased Lease Receivables and other Purchased/Contributed Assets, except where the failure to have or obtain such right would not materially adversely affect
(i) the interests hereunder of the Buyer in the Purchased/Contributed Assets, or
(ii) the ability of the Originator to perform its obligations hereunder.

                  (r)  ELIGIBLE   LEASE   RECEIVABLES.   All   Purchased   Lease
Receivables included on a Sale Notice are and will be Eligible Lease Receivables as of the Purchase Date for such Purchased Lease Receivable.



                                   ARTICLE 5.

                       GENERAL COVENANTS OF THE ORIGINATOR

         SECTION 5.01. AFFIRMATIVE COVENANTS OF THE ORIGINATOR. The Originator will, unless the Buyer shall otherwise consent in writing:

                  (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and in creating any Lease Receivables and related Leases intended to become Purchased Lease Receivables.

                  (b) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect (i) the interests hereunder of the Buyer or (ii) the ability of the Originator to perform its obligations hereunder.

                  (c) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The original counterpart of each Lease subject to a Purchase hereunder shall be delivered to the Collateral Custodian within ten days following the Purchase Date of such Lease and all other Records relating thereto shall be delivered to the Servicer; such original counterpart and any related master lease agreement and all such Records shall in any event be marked with a legend indicating the interests of the Buyer and its successors and assigns.

                  (d) LOCATION OF RECORDS. Keep its chief place of business and chief executive office, and the offices where it keeps the Records, at the address(es) of the Originator referred to in SECTION 4.01(i), or, in any such case, upon 30 days' prior written notice to the Buyer, at such other locations within the United States where all action required by SECTION 2.06 and SECTION
6.02 shall have been taken and completed.

                  (e) COLLECTIONS. Instruct all Obligors of Purchased Lease Receivables to cause all Collections to be deposited directly to the Lockbox Account, and if the Originator shall receive any Collections, the Originator shall remit such Collections to the Lockbox Account within two Business Days following the Originator's knowledge of its receipt thereof.

                  (f) COMPLIANCE WITH ERISA. Establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.

                  (g) OBLIGOR UCC FILING REQUIREMENT. With respect to each Lease Receivable that constitutes a Purchased Lease Receivable and all Equipment related thereto, comply with the Obligor UCC Filing Requirement.

                  (h) SEPARATE IDENTITY. The Originator acknowledges that the Buyer, the Agent and the Lenders are entering into the transactions contemplated by this Agreement and the other Facility Documents in reliance upon the Buyer's identity as a separate legal entity from the Originator. Accordingly, the Originator has reviewed SECTION 6.01(l) of the Credit Agreement and agrees to comply with the requirements therein.

                  (i) FACILITY DOCUMENTS. Comply in all material respects with the terms of and employ the procedures outlined in this Agreement.

         SECTION 5.02. REPORTING REQUIREMENTS OF THE ORIGINATOR. The Originator will, unless the Buyer shall otherwise consent in writing, furnish to the Buyer, as soon as reasonably practicable, from time to time, such information, documents, records or reports respecting the Purchased Lease Receivables or the conditions or operations, financial or otherwise, of the Originator as the Buyer may from time to time reasonably request in order to protect the interests of the Buyer under or as contemplated by this Agreement.

         SECTION 5.03. NEGATIVE COVENANTS OF THE ORIGINATOR. From the date hereof, the Originator will not, without the written consent of the Buyer:

                  (a) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Make any amendment, change or other modification to the terms of the Lockbox Account Agreement or its instructions to Obligors as described in Section 5.01(g).

                  (b) CHANGE IN CORPORATE NAME. Make any change to its corporate name or use any trade names, fictitious names, assumed names or "doing business as" names other than those described in EXHIBIT B, unless prior to the effective date of any such name change or use, Originator delivers to the Buyer such Financing Statements (Form UCC-1 and UCC-3) executed by Originator which the Buyer may reasonably request to reflect such name change or use, together with such other documents and instruments that the Buyer may request in connection therewith in order to maintain a first priority interest in and good title in the Buyer in the Purchased/Contributed Assets free from Adverse Claims.

                  (c) ERISA MATTERS. (i) Engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and
Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Originator or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any material liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a material liability of the Originator or any ERISA Affiliate under ERISA or the IRC.

                  (d) TERMINATE OR REJECT LEASES. Terminate or reject any Lease under which a Purchased Lease Receivable has arisen prior to the term of such Lease, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code) unless, prior to such termination or rejection, the Originator repurchases the Purchased Lease Receivable pursuant to SECTION 7.02 hereof.

                  (e) FACILITY  DOCUMENTS.  Except as otherwise  permitted under
SECTION 8.01, terminate, amend or otherwise modify any Facility Document to which it is a party or grant any waiver or consent thereunder.

                  (f) ACCOUNTING TREATMENT. Prepare any financial statements or other statements which shall account for the transactions contemplated by this

Agreement in any manner other than as the sale, or a capital contribution, of the Purchased/Contributed Assets by the Originator to the Buyer.


                                   ARTICLE 6.

                          ADMINISTRATION AND COLLECTION

         SECTION 6.01. DESIGNATION OF SERVICER. Consistent with the Buyer's ownership of the Purchased Lease Receivables and the other Purchased/Contributed Assets, and subject to the Credit Agreement, the Buyer shall have the sole right to service, administer and collect the Purchased Lease Receivables and Collections attributable thereto, and to delegate such right to the Servicer. Pursuant to the Credit Agreement, the Originator has been appointed by the Buyer and the Agent as the Servicer thereunder and the Originator has accepted such appointment thereunder. The ability of Originator to maintain its relationships with the Obligors is a valuable right to Originator and part of the consideration for the Purchases hereunder. The Originator hereby consents to its appointment as Servicer and agrees to perform each of the duties and obligations of the Servicer pursuant to the terms of the Credit Agreement until removed or replaced pursuant to the terms thereof. In addition, the Originator acknowledges that if the Originator is replaced as Servicer pursuant to SECTION 7.02 of the Credit Agreement, the Agent and the successor Servicer shall have all of the rights, duties, and obligations of Servicer under the Credit Agreement.


                                   ARTICLE 7.

                   INDEMNIFICATION; REPURCHASES; SUBSTITUTION

         SECTION 7.01. INDEMNITIES BY THE ORIGINATOR. Without limiting any other rights which the Buyer may have hereunder or under applicable law, the Originator hereby agrees to indemnify the Buyer from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by the Buyer arising out of or as a result of this Agreement or the ownership of the Purchased/Contributed Assets or in respect of any Lease Receivable or any Lease relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Originator (or any of its officers) under or in connection with this Agreement, any Sale Notice or any other information or report delivered by the Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Originator to comply with any term, provision or covenant contained in this Agreement, or with any applicable law, rule or regulation as of the Purchase Date for any Purchased Lease Receivable, the related Lease, the Related Security or the other Purchased/Contributed Assets, or, as of the Purchase Date, the nonconformity of any Purchased Lease Receivable, the related Lease, the Related Security or the other Purchased/Contributed Assets with any such applicable law, rule or regulation;

                  (iii) the reduction of Purchased Lease Receivables due to any Permitted Encumbrance (except in favor of the Buyer or its assignees) whether existing at the time of the Purchase of such Lease Receivable or at any time thereafter to the extent arising by, through or under Originator but not otherwise; and

                  (iv) any products liability claim o r personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Equipment which is the subject of any Purchased Lease Receivable or Lease.

The foregoing Indemnified Amounts shall exclude: (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Buyer, or (ii) recourse for an Obligor's inability for Credit reasons to make payments of Lease Receivables.

Any amounts subject to the indemnification provisions of this SECTION 7.01 shall be paid by the Originator to the Buyer within two Business Days following the Buyer's demand therefor.

         SECTION 7.02. REPURCHASE OF LEASE RECEIVABLES AND EQUIPMENT. The following rights are in addition to and not in limitation of any other rights or remedies that the Buyer may have hereunder.

                  (a) In the event that any representation or warranty of the Originator in SECTION 4.01 hereof is incorrect at the time made and materially and adversely affects the interest of the Buyer, the Agent or the Lenders, then the Originator shall eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 15 days (or such longer period as the Buyer and Agent may in their discretion consent to) after the discovery thereof by or notice thereof to the Originator. If such breach relates to whether a Purchased Lease Receivable is an Eligible Lease
Receivable as of the Purchase Date, and the Originator fails or is unable to cure such circumstances or condition within such cure period, then on or before the next succeeding Settlement Date after the expiration of such cure period, the Originator shall purchase, for the Repurchase Price, each Purchased Lease Receivable and the related Purchased/Contributed Assets as to which such representation or warranty is incorrect. The proceeds of any such repurchase shall be remitted by the Originator to Buyer by depositing into the Lockbox Account.

                  (b) Any such repurchase by the Originator from the Buyer of a Purchased Lease Receivable and related Purchased/Contributed Assets pursuant to this SECTION 7.02 shall be made without recourse or warranty, express or implied (other than a representation and warranty that such Lease Receivable and related Purchased/Contributed Assets are free and clear of any Adverse Claim created by or through the Buyer). The Originator and the Buyer shall execute and deliver such instruments of transfer or assignments as are necessary to vest ownership of such Lease Receivable and such Purchased/Contributed Assets in the Originator.

                                   ARTICLE 8.

                                  MISCELLANEOUS

         SECTION 8.01. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Originator from the terms hereof, shall, subject to the provisions ofss. 8.04, in any event be effective unless the same shall be in writing and signed by (i) the Originator and the Buyer (with respect to an amendment) or (ii) the Buyer (with respect to a waiver or consent by it) or the Originator (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, three days after being deposited in the mails, or, in the case of notice by facsimile, when electronics communications of a receipt is obtained, in each case addressed as aforesaid.

         SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Originator, the Buyer and their respective successors and permitted assigns (which successors of the Originator shall include a trustee in bankruptcy). The Originator may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Buyer and the Agent. The Originator acknowledges that the Buyer shall assign to the Agent, for the benefit of the Lenders, as collateral security for its obligations under the Credit Agreement, all of its rights, remedies, powers and privileges hereunder. The Originator agrees that the Agent, as the assignee of the Buyer, shall, subject to the terms of the Credit Agreement, have the right to enforce this Agreement and to exercise directly all of the Buyer's rights and remedies under this Agreement (including, without limitation, the rights and remedies under SECTIONS 6.01, 6.02, 7.01, 7.02, and 8.01), and the Originator agrees to cooperate fully with the Agent and the Servicer in the exercise of such rights and remedies. Without limitation by the foregoing, the Originator hereby acknowledges that the Buyer and the Servicer have agreed pursuant to the Credit Agreement and certain related agreements that, subject to the restrictions set forth therein, the Agent shall be entitled to exercise the Buyer's rights under this Agreement. The Originator hereby consents to the foregoing and agrees to cooperate with any such Person electing to exercise the Buyer's rights under this Agreement. The Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Originator. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms which shall remain in full force and effect until such time as this Agreement shall terminate; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by the Originator pursuant to Article IV and the indemnification and payment provisions of Article VII and Article VIII shall be continuing and shall survive any termination of this Agreement.

         SECTION 8.05. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS OTHER THAN ss. 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF NEW YORK, WHICH SHALL BE APPLICABLE HERETO) OF THE STATE OF NEW YORK.

                  (b) THE ORIGINATOR AND THE BUYER HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THIRTY DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U. S. MAILS, POSTAGE PREPAID. THE ORIGINATOR AND THE BUYER EACH HEREBY WAIVE ANY
OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ORIGINATOR OR THE BUYER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE ORIGINATOR AND THE BUYER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         SECTION 8.06. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification under ARTICLE VII hereof, the Originator agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery (including periodic auditing and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer with respect thereto and with respect to advising the Buyer as to its rights and remedies under this Agreement, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder.

         (b) In addition, the Originator shall pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify the Buyer and its assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 8.07 EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 8.08. NO PROCEEDINGS. The Originator hereby agrees that it will not institute against the Buyer any involuntary proceeding or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law so long as any obligations of the Buyer shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such obligations shall have been outstanding.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


BUYER:                          CAI LEASE SECURITIZATION-II CORP.



                                By  /s/Anthony M. DiPaolo
                                    ----------------------------------
                                    Name:  Anthony M. DiPaolo
                                    Title:    President

                                    Address:
                                    7175 West Jefferson Avenue, Suite 4000
                                    Lakewood, CO 80235
                                    Attn:  Anthony M. DiPaolo
                                    Telecopy No.:  303-980-7017


ORIGINATOR:                     CAPITAL ASSOCIATES INTERNATIONAL, INC.




                                By  /s/Anthony M. DiPaolo
                                    ----------------------------------

                                    Name:  Anthony M. DiPaolo
                                    Title: Chief Financial Officer and Treasurer


                                    Address:
                                    7175 West Jefferson Avenue, Suite 4000
                                    Lakewood, CO 80235
                                    Attn:  Anthony M. DiPaolo
                                    Telecopy No.:  303-980-7017